STATE OF MICHIGAN

IN THE CIRCUIT COURT FOR GENESSE COUNTY

Peter C. Klamka, an individual,

Plaintiff

•

Case No. 12.-97709-CRHonorable Richard B. Yuille

•

Zann Corp., a corporation,

•

Defendant.

Richard J. Klamka (P62145) Attorney for Plaintiff

1300 E. Lafayette Ave. it905 Detroit, Michigan 48207

(734) 306-5291

DEFAULT JUDGMENT

At a session of said court. held on

PRESENT HON,

On Monday,  July 9, 2012 a hearing was conducted in open court on Plaintiff's Motion for -Entry of Default judgment. The Plaintiff was present through counsel and the Defendant failed to plead, appear, or otherwise defend, Hon, Richard B. Yuille presided, and the Court being otherwise fully in the premises.

IT IS HEREBY' ORDERED that Plaintiff, Peter Klamka. shall be appointed Receiver of the Defendant, Zann Corp.

IT IS FURTHER ORDERED that Plaintiff, Peter Klamka, as Receiver, shall be granted the authority to conduct the affairs of the Defendant Corp., and that as

Receiver, Plaintiff, Peter Klamka shall have the authority to exercise the powers of the Defendant, Zann Corp., without bond or surety.

IT IS FURTHER ORDERED at Plaintiff, Peter Klamka shall have authority to exercise the powers of the Defendant, Zann Corp. that are necessary to manage the affairs of the Defendant, Zann Corp., and which are in the best interests of the corporation, its shareholders, and its creditors, including any necessary restructuring or resource reallocation deemed to be in the best interest of the corporation.

IT IS FURTHER ORDERED THAT this is a final order that resolves the last pending claim and closes this case.

IT IS SO ORDERED

S/S

CIRCUIT COURT JUDGE

7/9/12

State  of Michigan

I, Michael J. Carr of the Circuit Court of Genessee County, do hereby certify that this is a true copy of the original document of record now on

County of Genessee

file in the office of the Clerk of said County and Court

IN TESTIMONY WHEREOF I have hereto set my hand and Official Seal a the City of Flint

Michigan on

7/9

2012

MICHAEL J. CARR, COUNTY CLERK

By

s/s

Deputy Court Clerk